                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               THE SESSIONS GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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

                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
                         RIVERSIDE CAPITAL GROWTH FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                                 FIVE SERIES OF

                               THE SESSIONS GROUP

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Riverside Capital
Money Market Fund, Riverside Capital Value
Equity Fund, Riverside Capital Fixed Income
Fund, Riverside Capital Growth Fund and
Riverside Capital Tennessee Municipal Obligations
Fund (collectively, the "Funds"):

     Notice is hereby given that a Special Meeting of Shareholders of the Funds, five series of The Sessions Group (the "Group"), will be held on Tuesday, March 31, 1998, at 10:00 A.M., Eastern Time, at 3435 Stelzer Road, Columbus, Ohio (the "Meeting"), for the purpose of considering and acting on the following matters:

          1. To approve the Plan of Dissolution, Liquidation and Termination of the Funds (the "Plan"), which Plan was unanimously approved at a special meeting of the Board of Trustees of the Group held on February 20, 1998; and

          2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The close of business on February 9, 1998, has been fixed as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting.

     All shareholders of the Funds are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.

                                            By Order of the Trustees,

                                            /s/ GEORGE L. STEVENS
                                            George L. Stevens, Secretary
March   , 1998

                             YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
                         RIVERSIDE CAPITAL GROWTH FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                                 FIVE SERIES OF

                               THE SESSIONS GROUP
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Sessions Group, an Ohio business trust (the "Group"), to be used in connection with a Special Meeting of Shareholders of Riverside Capital Money Market Fund (the "Money Market Fund"), Riverside Capital Value Equity Fund (the "Value Fund"), Riverside Capital Fixed Income Fund (the "Income Fund"), Riverside Capital Growth Fund (the "Growth Fund") and Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"), five series of the Group (collectively, the "Funds" and individually a "Fund"), to be held at 10:00 a.m., Eastern Time, on Tuesday, March 31, 1998 (the "Meeting"). All persons who are shareholders of the Funds as of February 9, 1998, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting.

     The Group knows of no other business to be voted upon at the Meeting other than Proposal 1 set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. If any other matters are presented, it is the intention of the persons named on the enclosed proxies to vote proxies in accordance with their best judgment. The mailing address of the principal executive offices of the Group is: 3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and forms of proxy are
first sent to shareholders of the Funds is on or about March   , 1998.

     The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Funds were outstanding and entitled to vote at the Meeting: the Money Market
Fund -- 116,159,084.99 Shares; the Value Fund -- 5,304,709.918 Shares; the
Income Fund -- 2,645,769.858 Shares; the Growth Fund -- 2,288,357.155 Shares; and the Tennessee Fund -- 1,747,114.410 Shares. Each of the Shares is entitled to one vote for each dollar of net asset value of such Share (and a proportionate fractional vote for any fractional dollar value) as of the close of business on the Record Date. As of such time, the net asset values per Share of each of the Funds were as follows: the Money Market Fund -- $1.00; the Value Fund -- $16.60; the Income Fund -- $8.67; the Growth Fund -- $18.61; and the Tennessee Fund -- $10.19.

     Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given and the proxy is properly executed and returned to the Group, the proxies will be voted in favor of the Proposal. To revoke a management proxy, the shareholder giving such proxy must either submit to the Group a subsequently dated proxy, deliver to the Group a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the management proxy.

     In the event that (1) sufficient votes to constitute a quorum are not received by the date of the Meeting or (2) a quorum as to the Proposal is present at the Meeting but sufficient votes to approve the Proposal with respect to one or more of the Funds are not received, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the votes attributable to the Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against the Proposal.

     THE GROUP WILL FURNISH, WITHOUT CHARGE, A COPY OF THE GROUP'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS OF THE FUNDS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE GROUP AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 874-8376. THE ANNUAL AND SEMI-ANNUAL REPORTS WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

               PROPOSAL 1 -- APPROVAL OF THE PLAN OF DISSOLUTION,
                    LIQUIDATION AND TERMINATION (THE "PLAN")

THE LIQUIDATION IN GENERAL

     The Group proposes to liquidate the assets and dissolve the Funds pursuant to the provisions of the Plan as approved by the Board on February 20, 1998, when the Board determined that an orderly liquidation of each Fund's assets was in the best interests of that Fund and its shareholders. The Plan, a copy of which is attached to this Proxy Statement as Exhibit A, provides for the complete liquidation of all of the assets of each Fund. If the Plan is approved as to a Fund by the requisite shareholder vote, National Bank of Commerce, as the Funds' investment adviser ("NBC"), will undertake to liquidate that Fund's assets at market prices and on such terms and conditions as NBC shall determine to be reasonable and in the best interests of the Fund and its shareholders.

     If the Plan is approved by the shareholders of one or more of the Funds, but not all of the Funds, the Plan will be implemented as to those Funds for which it is approved. In the event the Plan is not approved by the requisite shareholder vote as to a particular Fund, the Board will consider what other action should be taken with respect to such Fund.

REASONS FOR THE LIQUIDATION

     The Funds are currently five series of the Group, each of which is advised by NBC. Currently a substantial majority of the Shares of each Fund is held by NBC in its capacity as trustee or fiduciary for one or more of its trust customers, including certain plans and trusts. NBC has advised management of the Group that NBC has determined to deploy all assets currently invested in the Funds in other investments and that NBC does not intend to continue providing services to open-end management investment companies, or series thereof, like the Funds in the future.

     At the February 20, 1998, Board meeting, the Board considered various alternatives for the Funds: (i) reorganizing the Funds with other investment companies with similar investment objectives; (ii) continuing to operate the Funds without NBC as an investor or as investment adviser; and (iii) liquidating the Funds. NBC reported to the Board that it had considered each alternative and had concluded that a prompt liquidation of the Funds was the alternative that was in the best interests of the shareholders and the most feasible. NBC reported that it had explored the possible reorganization of the Funds with other similar investment companies or series thereof and that such a option was not realistic because of the costs associated with such a reorganization, including possible federal income tax results, and the length of time required to complete such a reorganization.

     The Board acknowledged that NBC had sought other alternatives, including attempting to find other investment managers and reorganization candidates. The Board also reviewed the asset size, growth, expense ratios and fee waivers of each Fund as they exist currently and as estimated by management if NBC were no longer an investor in the Funds.

     The Board recognized that there had not been much growth of Fund assets as a result of investments by new shareholders during the past several years. The Board also recognized if NBC were to liquidate its positions in the Funds, that such liquidations would cause Fund expenses, as a percentage of the remaining net assets, to increase substantially and that would have a serious negative impact on remaining shareholders and would make it even more difficult to attract any new shareholders. The Board also determined that it was not feasible to consider finding another investment adviser since the Funds were organized to be sold primarily to trust customers of NBC.

     The Board, including all of the Trustees who are not "interested persons" of the Group (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to the shareholders of the Funds for consideration. In connection with the proposal, each Fund will bear its pro rata portion of the costs associated with the liquidation of the Funds, which are expected to total
approximately $          .

     The liquidation of the assets and termination of each Fund will have the effect of permitting that Fund's shareholders to invest the distributions to be received by them upon such Fund's liquidation in investment vehicles of their own choice.

     In the event that the shareholders of a Fund do not approve the Plan, the Board will continue to search for other alternatives for that Fund. The approval and implementation of the Plan for one Fund is not conditioned upon the approval of the Plan by shareholders of the other Funds.

PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION

     The Plan, a copy of which is attached hereto as Exhibit A, provides for the complete liquidation of all of the assets of each Fund. Although portions of the Plan are summarized in this Proxy Statement, such summaries are qualified by reference to the Plan itself. If the Plan is approved, NBC will undertake to liquidate the Funds' assets at market prices and on such terms and conditions as NBC shall determine to be reasonable and in the best interests of the Funds and their respective shareholders.

     Before liquidating, each Fund may make one or more dividend distributions of tax exempt income and income or capital gain realized on the disposition of portfolio securities.

LIQUIDATION VALUE

     If the Plan is adopted by a Fund's shareholders at the Meeting, as soon as practicable after the consummation of the sale of all of that Fund's portfolio securities and the payment (or provision for payment) of all of that Fund's known expenses, charges, liabilities and other obligations and the payment of ordinary and capital gains dividends, each shareholder of that Fund will receive a cash distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current Prospectus and Statement of Additional Information, together with accrued and unpaid dividends and distributions, with respect to each of the shareholder's Shares of such Fund (the "Liquidation Distribution"). It is anticipated that Liquidation Distributions shall be paid directly by check made payable to the shareholder of record or deposited directly into a designated bank account of the shareholder of record at NBC.

FEDERAL INCOME TAX CONSEQUENCES

     IN GENERAL. The following summary provides general information with regard to the federal income tax consequences to shareholders on receipt of the Liquidation Distribution from a Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Funds resulting from their liquidation and dissolution; however, no Fund has sought a ruling from the Internal Revenue Service (the "Service") with respect to the liquidation and dissolution of any Fund. The statements below are, therefore, not binding upon the Service, and there can be no assurance that the Service will concur with this summary or that the tax consequences to any shareholder upon receipt of a Liquidation Distribution will be as set forth below.

     This summary is based on the tax laws and regulations in effect on the date of this proxy statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect.

     The information below is only a summary of some of the federal tax consequences generally affecting the Funds and its individual U.S. shareholders resulting from the liquidation of the Funds. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidation Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. Shareholders are encouraged to consult their personal tax advisers concerning their particular tax situations and the impact thereon on receiving the Liquidation Distribution as discussed herein. The receipt of the Liquidation Distribution may result in tax consequences that are unanticipated by shareholders.

     As discussed above, pursuant to the Plan, each Fund will sell its assets, pay or make provisions for the payment of all liabilities, distribute the remaining proceeds to its shareholders and dissolve. The Group anticipates that each Fund will retain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), during the liquidation period and, therefore, will not be taxed on any of its net income realized from the sale of its assets.

     For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's Shares of a Fund in exchange for the Liquidation Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the adjusted tax basis in his or her Shares and the Liquidation Distribution he or she receives from that Fund. If the Shares are held as a capital asset, the gain or loss will generally be characterized as a capital gain or loss. If the Shares have been held for more than 18 months, the gain or loss will constitute a long-term capital gain or loss; if the Shares have been held for more than one year but not more than 18 months, the gain or loss will be mid-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss.

     If a shareholder has failed to furnish a correct taxpayer identification number or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the shareholder may be subject to a 31% backup withholding tax with respect to any ordinary or capital gains dividends as well as the Liquidation Distribution. An individual's taxpayer identification number is his or her social security number. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

     Shareholders will be notified of their respective shares of ordinary and capital gain dividends for the Funds' final fiscal year in normal tax-reporting fashion; amounts included in income as dividends may increase the shareholders' adjusted bases in their Shares for purposes of computing their gain or loss on the receipt of the Liquidation Distribution.

     THE TENNESSEE FUND. If a noncorporate shareholder receives an exempt-interest dividend with respect to Shares of the Tennessee Fund held for six months or less, any loss realized by the shareholder as a result of the liquidation of the Tennessee Fund will be disallowed to the extent of the exempt-interest dividend. In addition, the Code may require a noncorporate shareholder, if he or she receives an exempt-interest dividend, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividend paid by the Tennessee Fund that represents income from private activity bonds may not retain its tax-exempt status in the hands of a noncorporate shareholder who is a "substantial user" (or a person related thereto) of a facility financed by such bonds. If a portion of an exempt-interest dividend is attributable to interest on certain specified private activity bonds, the Tennessee Fund will identify in the written notice that portion which must be treated by the noncorporate shareholder as a tax preference item for purposes of the alternative minimum tax.

     IRAS. The receipt of a Liquidation Distribution by an individual retirement account or annuity ("IRA") that holds Shares will not be taxable to the IRA owner for federal income tax purposes. If, under the terms of the IRA, the Liquidation Distribution must be distributed to the IRA owner, however, the distribution would be taxable for federal income tax purposes and, if the owner has not attained age 59 1/2, generally also would be subject to an additional 10% early withdrawal tax. Nonetheless, in such a circumstance, a taxable event may be avoided either (i) by transferring the IRA account balance before it is distributed directly to another IRA custodian or trustee or (ii) by rolling over the distribution within 60 days of the date of the distribution to another IRA. An IRA may be rolled over only once in any one-year period; therefore, a rollover will not be an available alternative if the IRA was rolled over at any time within the one-year period preceding the date of the distribution. There are many rules governing IRAs and the transfer and rollover of IRA assets. In addition, tax results may vary depending on the status of the IRA owner. Therefore, owners of IRAs that will receive Liquidation Distributions should consult with their own tax advisers concerning the consequences of the Liquidation Distribution in advance of the Liquidation Distribution.

LIQUIDATION DISTRIBUTION

     At present, the date on which the Funds will be liquidated and on which each Fund will pay Liquidation Distributions to its shareholders is uncertain, but it is anticipated that if the Plan is adopted by the shareholders of each Fund, such liquidation would occur on April 3, 1998 (the "Liquidation Date"). Shareholders holding Fund Shares as of the close of business on April 2, 1998, will receive their Liquidation Distribution on the Liquidation Date without any further action on their part.

     The right of a shareholder to redeem his or her Shares of a Fund at any time has not been impaired by the proposal to liquidate the assets and dissolve the Funds and the adoption of the Plan. Therefore, a shareholder may redeem Shares in accordance with redemption procedures set forth in the Funds' current Prospectus and Statement of Additional Information without the necessity of waiting for the Funds to take any action. No Fund imposes any redemption charges.

CONCLUSION

     Approval of the Plan with respect to each Fund requires the affirmative vote of a majority of the outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the votes of shareholders of that Fund present at such meeting, if holders of more than 50% of the votes attributable to shareholders of record are present in person or by proxy, or (b) more than 50% of votes attributable to the outstanding Shares of that Fund.

     The Board unanimously recommends that the shareholders vote FOR the proposed liquidation of assets and dissolution of each Fund pursuant to the provisions of the Plan.

                               OTHER INFORMATION

INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     NBC, One Commerce Square, Memphis, Tennessee 38150, currently serves as investment adviser to each of the Funds pursuant to an Investment Advisory Agreement dated as of July 19, 1988 (with respect to the Money Market Fund), an Investment Advisory Agreement dated as of September 20, 1991 (with respect to the Value Fund and the Income Fund), an Investment Advisory Agreement dated as of October 27, 1992 (with respect to the Tennessee Fund), and an Investment Advisory Agreement dated as of April 5, 1994, as amended as of June 3, 1994 (with respect to the Growth Fund) (collectively, the "Investment Advisory Agreement").

     Pursuant to the terms of the Investment Advisory Agreement, NBC is responsible for managing the investment and reinvestment of the Funds' assets in conformity with their respective investment objectives, policies and restrictions, all as set forth in the Funds' most recent Prospectus and Statement of Additional Information.

     NBC is a wholly owned subsidiary of National Commerce Bancorporation ("NBC's Parent"), which is a publicly held bank holding company. The address of NBC's Parent is also One Commerce Square, Memphis, Tennessee 38150.

     BISYS Fund Services Limited Partnership ("BISYS") serves as the principal underwriter of Shares of each Fund pursuant to a Distribution Agreement with the Group. In its capacity as principal underwriter, BISYS is available to receive purchase orders and redemption requests relating to Shares of the Funds. BISYS also serves as administrator of each of the Funds pursuant to an Administration Agreement with the Group. BISYS' address is 3435 Stelzer Road, Columbus, Ohio 43219.

     The sole general partner of BISYS is BISYS Fund Services, Inc. and its sole limited partner is WC Subsidiary Corporation, each of whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation. BISYS Fund Services, Inc. receives compensation from the Group for providing certain fund accounting services to the Funds.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of February 9, 1998, for each of the series of the Group with respect to each person or group known by the Group to be the beneficial owner of more than 5% of any class of the Group's outstanding voting securities:

                                                               AMOUNT AND
                                                                NATURE OF
                               NAME AND ADDRESS OF             BENEFICIAL        PERCENT
   TITLE OF CLASS                BENEFICIAL OWNER               OWNERSHIP        OF CLASS
---------------------    --------------------------------    ---------------     --------
Shares of the Money      National Bank of Commerce            85,489,363.950(1)    73.60%
Market Fund              One Commerce Square
                         Memphis, Tennessee 38150

Shares of the Value      National Bank of Commerce             4,800,366.907(1)    90.49%
Fund                     One Commerce Square
                         Memphis, Tennessee 38150

Shares of the Income     National Bank of Commerce             2,487,627.332(1)    94.02%
Fund                     One Commerce Square
                         Memphis, Tennessee 38150

Shares of the            National Bank of Commerce             1,392,169.821(1)    79.68%
Tennessee Fund           One Commerce Square
                         Memphis, Tennessee 38150
                         Mary Mhoon Walker                       112,633.760        6.45%
                         2724 Lombardy
                         Memphis, Tennessee 38111

Shares of the Growth     National Bank of Commerce             2,157,086.532(1)    94.26%
Fund                     One Commerce Square
                         Memphis, Tennessee 38150

Shares of KeyPremier     Keystone Financial, Inc.            148,962,056.310(1)    87.29%
Prime Obligations        1315 Eleventh Avenue
Money Market Fund        P. O. Box 2450
                         Altoona, PA 16601

Shares of KeyPremier     Keystone Financial, Inc.             11,045,955.067(1)    97.54%
Pennsylvania             1315 Eleventh Avenue
Municipal Bond Fund      P. O. Box 2450
                         Altoona, PA 16601

Shares of KeyPremier     Keystone Financial, Inc.             16,824,342.544(1)    96.16%
Established Growth       1315 Eleventh Avenue
Fund                     P. O. Box 2450
                         Altoona, PA 16601

Shares of KeyPremier     Keystone Financial, Inc.             23,841,100.987(1)    98.36%
Intermediate Term        1315 Eleventh Avenue
Income Fund              P. O. Box 2450
                         Altoona, PA 16601

   TITLE OF CLASS
---------------------
Shares of KeyPremier     Keystone Financial, Inc.             10,740,923.072(1)    95.28%
Aggressive Growth        1315 Eleventh Avenue
Fund                     P. O. Box 2450
                         Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.              20,863,593.41(1)    75.55%
U.S. Treasury            1315 Eleventh Avenue
Obligations Money        P. O. Box 2450
Market Fund              Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.              3,104,688.716(1)    99.22%
Limited Duration         1315 Eleventh Avenue
Government Securities    P. O. Box 2450
Fund                     Altoona, PA 16601
Shares of 1st Source     1st Source Bank                       7,323,712.022(1)    97.64%
Monogram Diversified     P.O. Box 1602
Equity Fund              South Bend, Indiana 46634
Shares of 1st Source     1st Source Bank                       3,724,103.539(1)    95.90%
Monogram Income          P.O. Box 1602
Equity Fund              South Bend, Indiana 46634
Shares of 1st Source     1st Source Bank                       3,210,329.091(1)    94.84%
Monogram Special         P.O. Box 1602
Equity Fund              South Bend, Indiana 46634
Shares of 1st Source     1st Source Bank                       5,637,719.071(1)    96.10%
Monogram Income Fund     P.O. Box 1602
                         South Bend, Indiana 46634

---------------

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these Shares.

     The Trustees and officers of the Group, individually and as a group, beneficially own less than 1% of any class of the Group's outstanding voting securities.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Group at its principal office a reasonable time before the Group's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Group's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, (i) a majority of all votes attributable to the outstanding Shares of a Fund entitled to vote with respect to that matter present in person or by proxy at the Meeting shall constitute a quorum; provided, that no action required by law or the Group's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions shall be treated as votes present for purposes of determining whether a quorum exists, and for purposes of determining whether an issue has been approved, abstentions are treated as against votes. Broker non-votes, as described below, will not be counted for purposes of determining whether a quorum exists or whether an issue has been approved or rejected. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The Funds will bear all costs associated with the solicitation of proxies from the shareholders.

                                            By Order of the Trustees,

                                            /s/ GEORGE L. STEVENS
                                            George L. Stevens, Secretary
March   , 1998

                                   EXHIBIT A

                PLAN OF DISSOLUTION, LIQUIDATION AND TERMINATION
                                       OF
                      RIVERSIDE CAPITAL MONEY MARKET FUND,
                      RIVERSIDE CAPITAL VALUE EQUITY FUND,
                      RIVERSIDE CAPITAL FIXED INCOME FUND,
                       RIVERSIDE CAPITAL GROWTH FUND AND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND
                                 (THE "FUNDS")

     The Sessions Group, an Ohio business trust (the "Group"), shall proceed to a complete liquidation of each Fund according to the procedures set forth in this Plan of Dissolution, Liquidation and Termination (the "Plan"). The Plan has been approved by the Board of Trustees of the Group (the "Board") as being advisable and in the best interests of each Fund and its shareholders. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of each Fund (each a "Shareholder" and, collectively, the "Shareholders"), voting separately by Fund and not together, for their adoption or rejection at a special meeting of shareholders and has authorized the distribution of a Proxy Statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon Shareholder approval of the Plan with respect to a Fund, such Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Group's Declaration of Trust, Ohio law as it relates to business trusts and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

     1. Adoption of Plan. The effective date of the Plan as to a Fund (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders of that Fund.

     2. Liquidation and Distribution of Assets. As soon as practicable after the Effective Date and by April 3, 1998 (the "Liquidation Period"), or as soon thereafter as practicable depending on market conditions and consistent with the terms of this Plan, each Fund and the Funds' investment adviser, National Bank of Commerce ("NBC"), shall have the authority to engage in such transactions as may be appropriate for that Fund's liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

     3. Provisions for Liabilities. Each Fund shall pay or discharge or set aside a reserve fund for, or otherwise provide for the payment or discharge of, any charges, taxes, expenses, liabilities and obligations, including, without limitation, contingent liabilities, whether due or accrued or anticipated.

     4. Distribution to Shareholders. As soon as practicable after the Effective Date, each Fund shall liquidate and distribute pro rata on the date of liquidation (the "Liquidation Date") to its shareholders of record as of the close of business on April 2, 1998, all of the remaining assets of that Fund in complete cancellation and redemption of all the outstanding shares of that Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay or provide for the payment of such contingent liabilities as the Board shall reasonably deem to exist against the assets of that Fund on the Fund's books.

     5. Notice of Liquidation. As soon as practicable after the Effective Date, each Fund shall mail notice to the appropriate parties that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under applicable law.

     6. Amendment to Declaration of Trust. Subject to Shareholder approval, pursuant to applicable Ohio law, the Group shall prepare and file an Amendment to Report of Operation of Business Trust with and for acceptance by the Secretary of State of the State of Ohio.

     7. Amendment or Abandonment of Plan. The Board may modify or amend this Plan at any time and as to any Fund without Shareholder approval if it determines that such action would be advisable and in the best interests of that Fund and its Shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the affected Shareholders, such an amendment or modification will be submitted to such Shareholders for approval. In addition, the Board may abandon this Plan as to any one or more of the Funds without Shareholder approval at any time prior to the Liquidation Date if it determines that abandonment would be advisable and in the best interests of that Fund and its Shareholders.

     8. Powers of Board and Officers. The Board and the officers of the Group are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as the Board and the officers of the Group deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Funds in accordance with the Code, the Declaration of Trust and Ohio law, including, without limitation, withdrawing any state notices of the Funds and/or their shares and the preparation and filing of any tax returns.

     9. Termination of Business Operations. As soon as practicable upon adoption of this Plan by Shareholders, the Funds shall cease to conduct business except as shall be necessary in connection with the effectuation of its liquidation and dissolution. In the event this Plan is approved by the Shareholders of one or more Funds, but less than all of the Funds, the provisions of this Plan shall apply with respect to the liquidation of that Fund or those Funds.

     10. Expenses. The expenses of carrying out the terms of this Plan shall be borne by the Funds, whether or not the liquidation contemplated by this Plan is effected.

                                                                  PRELIMINARY
                                                                  COPY
                                                          FORM OF PROXY


                               THE SESSIONS GROUP
                       RIVERSIDE CAPITAL MONEY MARKET FUND

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE GROUP

         The undersigned hereby appoints Walter B. Grimm, J. David Huber and George L. Stevens and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of

Riverside Capital Money Market Fund

(the "Fund"), a series of The Sessions Group (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held on Tuesday, March 31, 1998, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m., EST, and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the Meeting.

         The Shares represented by this Proxy will be voted upon the proposal listed below in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated March __, 1998, and the Proxy Statement attached thereto.

                Please mark, sign, date and return the proxy card
                      promptly using the enclosed envelope.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /  /

                                           KEEP THIS PORTION FOR YOUR RECORDS

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposals:

1. Approval of the Plan of               FOR /  /  AGAINST /  /  ABSTAIN /  /
Dissolution, Liquidation and Termination of the Fund

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

-------------------------------    ------
Signature [PLEASE SIGN WITHIN BOX]  Date

-------------------------------    ------
Signature (Joint Owners)            Date

                                                                  PRELIMINARY
                                                                  COPY
                                                          FORM OF PROXY


                               THE SESSIONS GROUP
                       RIVERSIDE CAPITAL VALUE EQUITY FUND

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE GROUP

         The undersigned hereby appoints Walter B. Grimm, J. David Huber and George L. Stevens and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of

Riverside Capital Value Equity Fund

(the "Fund"), a series of The Sessions Group (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held on Tuesday, March 31, 1998, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m., EST, and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the Meeting.

         The Shares represented by this Proxy will be voted upon the proposal listed below in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated March __, 1998, and the Proxy Statement attached thereto.

                Please mark, sign, date and return the proxy card
                      promptly using the enclosed envelope.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /  /

                                           KEEP THIS PORTION FOR YOUR RECORDS

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposals:

1. Approval of the Plan of               FOR /  /  AGAINST /  /  ABSTAIN /  /
Dissolution, Liquidation and Termination of the Fund

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

-------------------------------    ------
Signature [PLEASE SIGN WITHIN BOX]  Date

-------------------------------    ------
Signature (Joint Owners)            Date

                                                                  PRELIMINARY
                                                                  COPY
                                                          FORM OF PROXY


                               THE SESSIONS GROUP
                       RIVERSIDE CAPITAL FIXED INCOME FUND

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE GROUP

         The undersigned hereby appoints Walter B. Grimm, J. David Huber and George L. Stevens and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of

Riverside Capital Fixed Income Fund

(the "Fund"), a series of The Sessions Group (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held on Tuesday, March 31, 1998, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m., EST, and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the Meeting.

         The Shares represented by this Proxy will be voted upon the proposal listed below in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated March __, 1998, and the Proxy Statement attached thereto.

                Please mark, sign, date and return the proxy card
                      promptly using the enclosed envelope.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /  /

                                           KEEP THIS PORTION FOR YOUR RECORDS

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposals:

1. Approval of the Plan of                FOR /  /  AGAINST /  /  ABSTAIN /  /
Dissolution, Liquidation and Termination of the Fund

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

-------------------------------    ------
Signature [PLEASE SIGN WITHIN BOX]  Date

-------------------------------    ------
Signature (Joint Owners)            Date

                                                                  PRELIMINARY
                                                                  COPY
                                                          FORM OF PROXY


                               THE SESSIONS GROUP
                          RIVERSIDE CAPITAL GROWTH FUND

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE GROUP

         The undersigned hereby appoints Walter B. Grimm, J. David Huber and George L. Stevens and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of

Riverside Capital Growth Fund

(the "Fund"), a series of The Sessions Group (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held on Tuesday, March 31, 1998, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m., EST, and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the Meeting.

         The Shares represented by this Proxy will be voted upon the proposal listed below in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated March __, 1998, and the Proxy Statement attached thereto.

                Please mark, sign, date and return the proxy card
                      promptly using the enclosed envelope.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /  /

                                           KEEP THIS PORTION FOR YOUR RECORDS

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposals:

1. Approval of the Plan of                FOR /  /  AGAINST /  /  ABSTAIN /  /
Dissolution, Liquidation and Termination of the Fund

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

-------------------------------    ------
Signature [PLEASE SIGN WITHIN BOX]  Date

-------------------------------    ------
Signature (Joint Owners)            Date

                                                                  PRELIMINARY
                                                                  COPY
                                                          FORM OF PROXY


                               THE SESSIONS GROUP
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE GROUP

         The undersigned hereby appoints Walter B. Grimm, J. David Huber and George L. Stevens and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of

Riverside Capital Tennessee Municipal Obligations Fund

(the "Fund"), a series of The Sessions Group (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held on Tuesday, March 31, 1998, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m., EST, and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the Meeting.

         The Shares represented by this Proxy will be voted upon the proposal listed below in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated March __, 1998, and the Proxy Statement attached thereto.

                Please mark, sign, date and return the proxy card
                      promptly using the enclosed envelope.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: /  /

                                           KEEP THIS PORTION FOR YOUR RECORDS

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposals:

1. Approval of the Plan of                FOR /  /  AGAINST /  /  ABSTAIN /  /
Dissolution, Liquidation and Termination of the Fund

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

-------------------------------    ------
Signature [PLEASE SIGN WITHIN BOX]  Date

-------------------------------    ------
Signature (Joint Owners)            Date